Replace with [Equitable Logo]

FOR CONTRIBUTIONS:
EXPRESS MAIL: Equitable Accumulator Express
c/o Bank One, N.A.
300 Harmon Meadow Boulevard, 3rd Floor
Attn: Box 13014, Secaucus, NJ 07094
REGULAR MAIL: Equitable Accumulator Express
P.O. Box 13014, Newark, NJ 07188-0014
FOR ASSISTANCE CALL 888-517-9900

EQUITABLE
ACCUMULATOR ADVISOR(SM)

combination variable and fixed deferred annuity

Enrollment Form under Group Annuity Contract No. AC6725 (Non-Qualified), No. AC6727 (Qualified) and Application for Individual Contract

--------------------------------------------------------------------------------

--------------------
1.  type of contract
--------------------

|_| Non-Qualified (NQ)

|_| Rollover IRA (traditional)

|_| Flexible Premium IRA (traditional)

|_| Roth Conversion IRA

|_| Flexible Premium Roth IRA

|_| ERISA Tax-Sheltered Annuity (Rollover TSA)

|_| Non-ERISA Tax-Sheltered Annuity (Rollover TSA)


All of the above are subject to state availability.

--------------------------------------------------------------------------------

---------
2.  owner
---------

|_| Individual

|_| Trustee (for an Individual)

|_| UGMA/UTMA*

|_| Custodian (IRA)

                                                           |_| Male  |_| Female

|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|
Name (First, Middle, Last)

|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|
Address (Street)

|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|
City                                         State     ZIP Code

|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|
Home Phone                                             Office Phone

|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|
Social Security No./TIN                                Date of Birth (M/D/Y)

*As a Custodian under the ________(state) Uniform Gifts to Minors Act (UGMA) or Uniform Transfer to Minors Act (UTMA).

See instructions for additional information.

--------------------------------------------------------------------------------

--------------
3. joint owner
--------------

OPTIONAL. (NQ certificates/contracts only)

                                                           |_| Male  |_| Female

|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|
Name (First, Middle, Last)

|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|
Address (Street)

|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|
City                                         State     ZIP Code

|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|
Home Phone                                             Office Phone

|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|
Social Security No.                                   Date of Birth (M/D/Y)

--------------------------------------------------------------------------------

-------------------
4.  successor owner
-------------------

OPTIONAL. (NQ certificates/contracts only) Available only if owner and annuitant are different persons.

                                                           |_| Male  |_| Female

|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|
Name (First, Middle, Last)

|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|
Date of Birth (M/D/Y)

--------------------------------------------------------------------------------

-------------
5.  annuitant
-------------

If other than owner

                                                           |_| Male  |_| Female

|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|
Name (First, Middle, Last)

|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|
Address (Street)

|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|
City                                         State     ZIP Code

|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|
Social Security No.                                   Date of Birth (M/D/Y)

|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|
Relationship to Owner

--------------------------------------------------------------------------------

--------------------
6.  beneficiary(ies)
--------------------

If more than one -- indicate %. Total must equal 100%. If additional space is needed, please use Section 15.

PRIMARY


|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|
Name (First, Middle, Last)

|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|
Relationship to Annuitant                                    %

|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|
Name (First, Middle, Last)

|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|
Relationship to Annuitant                                    %


CONTINGENT

|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|
Name (First, Middle, Last)

|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|
Relationship to Annuitant                                    %

|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|
Name (First, Middle, Last)

|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|
Relationship to Annuitant                                    %


--------------------------------------------------------------------------------

APP-99-PAR (5/00)      The Equitable Life Assurance Society of the United States
                                                                         0300727

--------------------------------------------------------------------------------

------------------------
7.  initial contribution
------------------------

Specify Amount $__________________

--------------------------------------------------------------------------------

---------------------
8.  method of payment
---------------------

NON-QUALIFIED:

|_| Check payable to Equitable Life

|_| Wire

|_| 1035 Exchange

ROLLOVER AND FLEXIBLE PREMIUM IRA:

|_| Rollover from traditional IRA

|_| Direct rollover from qualified plan or TSA

|_| Direct transfer from other traditional IRA

     FLEXIBLE PREMIUM IRA ONLY:       Tax year __________________________

     |_| Check payable to Equitable Life

     |_| Wire

ROTH CONVERSION AND FLEXIBLE PREMIUM ROTH IRA:

|_|  Conversion rollover from traditional IRA

|_|  Direct transfer from other Roth IRA

|_|  Rollover from Roth IRA

     FLEXIBLE PREMIUM ROTH IRA ONLY:   Tax year __________________________

     |_| Check payable to Equitable Life

     |_| Wire

ROLLOVER TSA:

|_|  Direct 90-24 transfer from another carrier

|_|  Rollover by check

|_|  Direct rollover from another carrier



See instructions for additional information.

--------------------------------------------------------------------------------

-----------------------
9.  principal assurance
-----------------------

A. Under Principal Assurance (with a minimum initial contribution of $5,000), an amount is allocated to a fixed maturity option so that its maturity value will equal your initial contribution in the year you select below.

     |_|  2007           |_| 2008            |_|  2009            |_| 2010

B. The remaining amount of your initial contribution will be allocated to the variable investment options as you indicate in Section 10 (complete variable investment options section only). The total must equal 100%.

--------------------------------------------------------------------------------

-------------------------------------
10.  allocation to investment options
-------------------------------------

1) FIXED MATURITY OPTIONS (Each fixed maturity option matures on February 15th of the maturity year.)

(106)  2001     ______________%            (111)  2006   _____________________%
(107)  2002     ______________%            (112)  2007   _____________________%
(108)  2003     ______________%            (113)  2008   _____________________%
(109)  2004     ______________%            (114)  2009   _____________________%
(110)  2005     ______________%            (115)  2010   _____________________%

                                           SUBTOTAL (1)  _____________________%

2) VARIABLE INVESTMENT OPTIONS

(739)  EQ/Agressive Stock*                                ____________________%
(740)  Alliance Money Market                              ____________________%
(736)  Alliance High Yield                                ____________________%
(738)  Alliance Common Stock                              ____________________%
(737)  Alliance Small Cap Growth                          ____________________%
(754)  EQ/Alliance Premier Growth                         ____________________%
(758)  EQ/Alliance Technology*                            ____________________%
(750)  BT Equity 500 Index                                ____________________%
(751)  BT Small Company Index                             ____________________%
(752)  BT International Equity Index                      ____________________%
(757)  Capital Guardian U.S. Equity                       ____________________%
(756)  Capital Guardian Research                          ____________________%
(755)  Capital Guardian International                     ____________________%
(749)  J.P. Morgan Core Bond*                             ____________________%
(747)  Lazard Large Cap Value                             ____________________%
(748)  Lazard Small Cap Value                             ____________________%
(753)  MFS Growth with Income                             ____________________%
(744)  MFS Research                                       ____________________%
(745)  MFS Emerging Growth Companies                      ____________________%
(746)  Morgan Stanley Emerging Markets Equity             ____________________%
(741)  EQ/Putnman Growth & Income Value                   ____________________%
(742)  EQ/Putnman Investors Growth                        ____________________%
(743)  EQ/Putnman International Equity                    ____________________%
                                             SUBTOTAL (2) ____________________%

                             SUBTOTAL OF (1) + SUBTOTAL OF (2) MUST EQUAL 100% *Variable investment option changes effective May 1, 2000. Please refer to the prospectus for detailed information, including investment option availability, portfolio name changes and Trust management modifications.

See instructions for additional information.
--------------------------------------------------------------------------------

----------------
11.  rebalancing
----------------

OPTIONAL. This option may not be elected if you have elected dollar cost averaging.

Your account value in the variable investment options will be re-adjusted quarterly, semi-annually or annually on a contract year basis according to the percentages indicated in Section 10 of this enrollment form/application. Rebalancing will be on the same day of the month as the contract date.

SELECT REBALANCING FREQUENCY: (Choose one)

|_|  Quarterly     |_|  Semi-Annually    |_|  Annually

--------------------------------------------------------------------------------

APP-99-PAR (5/00)

--------------------------------------------------------------------------------

 --------------------------
12.  systematic withdrawals
---------------------------

OPTIONAL. For IRA certificates/contracts, available only if you are age 59 1/2 to 70 1/2. Other withdrawal options are available for IRA certificates/ contracts.

FREQUENCY:   |_|  Monthly     |_|  Quarterly     |_|  Annually

START DATE: ______________________(Month, Day)

AMOUNT OF WITHDRAWAL:  $______________ or _____________% (minimum $250)

WITHHOLDING ELECTION INFORMATION (Please read application instructions)

|_| A. I do not want to have Federal income tax withheld.
       (U.S. residence address and Social Security No./TIN required)

|_| B. I want to have Federal income tax withheld from each payment.

--------------------------------------------------------------------------------

--------------------------
13.  dollar cost averaging
--------------------------

OPTIONAL. You must have a minimum account value of $2,000 in the Alliance Money Market option.

A.  TRANSFER AMOUNT (minimum of $50)            $_____________ or ____________%
|_|   Monthly   |_|  Quarterly     |_|  Annually

B.  VARIABLE INVESTMENT OPTIONS


___________________________________________    $_____________ or _____________%
___________________________________________    $_____________ or _____________%
___________________________________________    $_____________ or _____________%
___________________________________________    $_____________ or _____________%
___________________________________________    $_____________ or _____________%

Total must equal transfer amount in A. above or 100%. If additional space is needed, please use Section 15.

--------------------------------------------------------------------------------

---------------------------------
14.  automatic investment program
---------------------------------

OPTIONAL. (NQ, Flexible Premium IRA, and Flexible Premium Roth IRA certificates/contracts) Attach a VOID check (not a deposit slip) and complete the following information. See instructions for additional information.

A. Amount to be allocated to the investment options (as indicated in section 10) $______________________
B. Day of the month:______________________(no later than the 28th)

C. The amount indicated above will be deducted from the following bank/financial institution account (check one)

|_|  Bank Checking     |_|  Bank Money Market     |_| Credit Union Checking


|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|
Account Name                  Account Number

|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|
Name of Bank/Financial Institution

|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|
Bank/Financial Institution Address (Street)

|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|
City                                State                    ZIP Code

--------------------------------------------------------------------------------

-----------------------
15 special instructions
-----------------------

Attach a separate sheet if additional space is needed.

_______________________________________________________________________________

_______________________________________________________________________________

_______________________________________________________________________________

_______________________________________________________________________________

_______________________________________________________________________________

_______________________________________________________________________________

_______________________________________________________________________________

_______________________________________________________________________________

--------------------------------------------------------------------------------

------------------------------------
16. telephone transfer authorization
------------------------------------

OPTIONAL.

I authorize Equitable Life to act upon transfer instructions given by telephone from ________________________(name of your registered representative) upon furnishing the proper identification. Neither Equitable Life nor any person authorized by Equitable Life will be responsible for any claim, loss, liability or expense in connection with transfer instructions received by telephone from such person if Equitable Life or such other person acted on such telephone instructions in good faith in reliance upon this authorization. Equitable Life will continue to act upon this authorization until such time as I notify Equitable Life otherwise in writing._________________(Owner's initials)

--------------------------------------------------------------------------------

----------------
17.  suitability
----------------

A. Did you receive the Equitable Accumulator Express prospectus? |_| Yes |_| No In the case of IRAs that provide tax deferral under the Internal Revenue Code, by signing this enrollment form/application you acknowledge that you are buying the certificate/contract for its features and benefits other than tax deferral, as the tax deferral feature of the certificate/contract does not provide additional benefits.

Date of prospectus_____________________________________________________________
Date of any supplements to prospectus__________________________________________

B. Do you believe the certificate/contract is in accordance with your investment
objectives?  |_| Yes     |_| No

C. Will any existing life insurance or annuity be (or has it been) surrendered, withdrawn from, loaned against, changed or otherwise reduced in value, or replaced in connection with this transaction assuming the certificate/contract
applied for will be issued?  |_| Yes     |_| No

If Yes, complete the following:

|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|
Year Issued                             Type of Plan

|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|
Company                                 Certificate/Contract Number

D.  Are you applying for this certificate/contract in a state other than your
state of residence?   |_|  Yes    |_|  No

If Yes, please provide reason:_________________________________________________

--------------------------------------------------------------------------------

APP-99-PAR (5/00)

--------------------------------------------------------------------------------

-------------
18. agreement
-------------

All information and statements furnished in this enrollment form/application are true and complete to the best of my knowledge and belief. I understand and acknowledge that no registered representative has the authority to make or modify any certificate/contract on behalf of Equitable Life, or to waive or alter any of Equitable Life's rights and regulations. I understand that the account value attributable to allocations to the variable investment options and variable annuity benefit payments, if a variable settlement option has been elected, may increase or decrease and is not guaranteed as to dollar amount. I understand that amounts allocated to the fixed maturity options may increase or decrease in accordance with a market value adjustment until the expiration date. Equitable Life may accept amendments to this enrollment form/application provided by me or under my authority. I understand that any change in benefits applied for or age at issue must be agreed to in writing on an amendment.


X
_______________________________________________________________________________
Proposed Annuitant's Signature              Date         Signed at: City, State

X
_______________________________________________________________________________
Proposed Owner's Signature                  Date         Signed at: City, State
(if other than annuitant)

X
_______________________________________________________________________________
Proposed Joint Owner's Signature            Date         Signed at: City, State
(if other than annuitant)


    (VIRGINIA RESIDENTS READ AND SIGN ABOVE; ALL OTHER RESIDENTS READ ABOVE
                           AND BELOW AND SIGN BELOW.)

ARKANSAS/KENTUCKY/NEW MEXICO: Any person who knowingly and with intent to defraud any insurance company or other person files an enrollment form/ application for insurance or statement of claim containing any materially false information or conceals for the purpose of misleading, information concerning any fact material thereto commits a fraudulent insurance act, which is a crime and subjects such person to criminal and civil penalties.

COLORADO: It is unlawful to knowingly provide false, incomplete, or misleading facts or information to an insurance company for the purpose of defrauding or attempting to defraud the company. Penalties may include imprisonment, fines, denial of insurance, and civil damages. Any insurance company or agent of an insurance company who knowingly provides false, incomplete, or misleading facts or information to a contract owner or claimant for the purpose of defrauding or attempting to defraud the contract owner or claimant with regard to a settlement or award payable from insurance proceeds shall be reported to the Colorado Division of Insurance within the Department of Regulatory Agencies.

FLORIDA: Any person who knowingly and with intent to injure, defraud or deceive an insurer files a statement of claim or an application containing any false, incomplete, or misleading information is guilty of a felony of the third degree. Equitable Life is a subsidiary of AXA Financial, Inc. AXA is the majority shareholder of AXA Financial, Inc. Neither AXA Financial, Inc. or AXA has any responsibility for the insurance obligations of Equitable Life.

DISTRICT OF COLUMBIA/LOUISIANA/MAINE: It is a crime to knowingly provide false, incomplete or misleading information to an insurance company for the purpose of defrauding the company. Penalties may include imprisonment, fines, or a denial of insurance benefits.

NEW JERSEY: Any person who knowingly files a statement of claim containing any false or misleading information is subject to criminal and civil penalties.

OHIO: Any person who, with intent to defraud or knowing that he is facilitating a fraud against an insurer, submits an enrollment form/application or files a claim containing a false or deceptive statement is guilty of insurance fraud.

ALL OTHER STATES: Any person who knowingly and with intent to defraud any insurance company files an enrollment form/application or statement of claim containing any materially false, misleading or incomplete information is guilty of a crime which may be punishable under state or Federal law.


X
_______________________________________________________________________________
Proposed Annuitant's Signature              Date         Signed at: City, State

X
_______________________________________________________________________________
Proposed Owner's Signature                  Date         Signed at: City, State
(if other than annuitant)

X
_______________________________________________________________________________
Proposed Joint Owner's Signature            Date         Signed at: City, State
(if other than annuitant)

--------------------------------------------------------------------------------

Do you have a reason to believe that any existing life insurance or annuity has been or will be surrendered, withdrawn from, loaned against, changed or otherwise reduced in value, or replaced in connection with this transaction assuming the certificate/contract applied for will be issued on the life of the
annuitant?  |_| Yes      |_| No


_______________________________________________________________________________
Registered Representative  Print Name & No. of              Rep Phone No.
Signature                  Registered Representative


_______________________________________________________________________________
Broker-Dealer/Branch    Client Account No.   Registered Rep       Email Address
                                             Soc. Sec. No./TIN

FOR REGISTERED REPRESENTATIVE USE ONLY. Contact your home office for program information.

|_| Option I     |_| Option II   (Once selected, program cannot be changed.)

                                              Florida License ID#_______________

--------------------------------------------------------------------------------

APP-99-PAR (5/00)